Employees' Retirement Benefits (Other Changes in Plan Assets and Benefit Obligations of NTT CDBP Regarding DOCOMO Employees Recognized in Accumulated Other Comprehensive Income (Loss)) (Detail) - JPY (¥)
¥ in Millions
	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Other changes in plan assets and benefit obligations:
Prior service cost arising during period			¥ (5,235)
Actuarial (gains) losses arising during period, net	¥ 32,201	¥ 14,258	(18,585)
Amortization of prior service cost	1,226	1,392	2,270
Amortization of actuarial gains and losses	(2,108)	(1,719)	(3,058)
NTT Corporate Defined Benefit Pension Plan
Other changes in plan assets and benefit obligations:
Prior service cost arising during period			(5,235)
Actuarial (gains) losses arising during period, net	21,463	3,213	(3,888)
Amortization of prior service cost	524	525	618
Amortization of actuarial gains and losses	(775)	(686)	(1,288)
Total recognized in "Accumulated other comprehensive income (loss)"	¥ 21,212	¥ 3,052	¥ (9,793)